UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date  of Report (Date of earliest event reported):  Dec. 24, 1996
                                                   ----------------


                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


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 (Former name or former address, if changed since last report)



                            FORM 8-K

                    PARKWAY PROPERTIES, INC.

Item 2.   Acquisition or Disposition of Assets.

            On   December  24,  1996,  Parkway  Properties,  Inc.
("Parkway") sold its Virginia Beach mortgage loan for $9,700,000 in cash to an unrelated party. This mortgage loan represented a second mortgage on the Pembroke Office Park in Virginia Beach, Virginia. A portion of the proceeds from the sale were used to repay seven underlying first mortgages on the office buildings totaling $4,415,000. Parkway will recognize a gain of approximately $3,560,000 on the transaction in the fourth quarter of 1996.

Item 7.   Financial Statements and Exhibits.

               (b)  Pro Forma Consolidated Financial Statements

                       The    following   unaudited   Pro   Forma
          Consolidated Financial Statements are attached hereto.

                    PARKWAY PROPERTIES, INC.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)         4
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of September 30, 1996                                   5
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Twelve Months Ended December 31, 1995              7
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Nine Months Ended September 30, 1996               8
Notes to Pro Forma Consolidated Financial
     Statements (Unaudited)                                     9


                (c) Exhibits.

                     (10)  Note  Purchase Agreement among  Allied
          Capital Commercial Corporation and Parkway Properties, Inc. dated December 24, 1996. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:       January 7, 1997

                                        PARKWAY PROPERTIES, INC.



                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Secretary


                    PARKWAY PROPERTIES, INC.
           Pro Forma Consolidated Financial Statements
                           (Unaudited)

The  following unaudited pro forma consolidated balance sheet  as of  September  30, 1996 and pro forma consolidated statements  of income of Parkway Properties, Inc. ("Parkway") for the twelve months ended December 31, 1995 and nine months ended September 30, 1996 give effect to the December 24, 1996 sale of the Virginia Beach mortgage loan and the September 30, 1996 purchase of the BB&T Financial Center.
The  pro  forma consolidated   financial  statements  have   been   prepared
by management  of  Parkway  based  upon  the  historical   financial
statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's sale of the Virginia Beach mortgage loan as if the transaction occurred on September 30, 1996. No pro forma adjustments were needed for the purchase of the BB&T Finanical Center due to the September 30th purchase date.

The pro forma consolidated statements of income set forth the effects of Parkway's September 30, 1996 purchase of the BB&T Financial Center, August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings, the July 9, 1996 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buldings, the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building and the December 19, 1995 purchase of the Waterstone Building. In addition, the adjustments include the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage financing on certain recent property acquisitions as if the transactions occurred January 1, 1995.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchases, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1995.


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1996
                           (Unaudited)


                               Parkway     Pro Forma(2)  Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings.............$129,507    $      -    $129,507
   Accumulated depreciation.....  (8,671)          -      (8,671)
                                --------    --------    --------
                                 120,836           -     120,836
   Real estate held for sale
     Land.......................   8,206           -       8,206
     Operating properties.......   3,928           -       3,928
   Mortgage loans...............   6,173      (5,784)        389
   Real estate securities.......     507           -         507
   Real estate partnerships and
     corporate joint venture....     312           -         312
                                --------    --------    --------
                                 139,962      (5,784)    134,178
 Interest and rents receivable
   and other assets.............   3,865        (227)      3,638
 Cash and cash equivalents......     134       8,115       8,249
                                --------    --------    --------
                                $143,961    $  2,104    $146,065
                                ========    ========    ========

 Liabilities
 Notes payable to banks.........$  6,836    $(6,836)    $      -
 Mortgage notes payable without
   recourse.....................  53,452      9,850       63,302
 Mortgage notes payable on wrap
   mortgages....................   4,470     (4,470)           -
 Accounts payable and other
   liabilities..................   5,999          -        5,999
                                --------    --------    --------
                                  70,757     (1,456)      69,301
                                --------    --------    --------
 Shareholders' Equity
 Preferred stock, $.001 par
   value, 576,000 shares
   authorized, 576,000 shares
   issued in 1996...............       1                       1
 Common stock, $.001 par value,
   69,424,000 shares authorized,
   3,636,421 shares issued......       3           -           3
 Additional paid-in capital.....  51,924           -      51,924
 Retained earnings..............  21,061       3,560      24,621
                                --------    --------    --------
                                  72,989       3,560      76,549
 Unrealized gain on securities..     215           -         215
                                --------    --------    --------
                                  73,204       3,560      76,764
                                --------    --------    --------
                                $143,961    $  2,104    $146,065
                                ========    ========    ========


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE TWELVE MONTHS ENDED 12/31/95
                           (Unaudited)

                                  Parkway    Pro Forma  Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                            (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties.......................$ 8,941    $16,149 (a)$25,090
Interest on mortgage loans.........  1,421     (1,265)(e)    156
Management company income..........  1,041          -      1,041
Equity in earnings
  Real estate companies............    135          -        135
  Real estate partnerships and
    corporate joint venture........    116          -        116
Interest on investments............    167          -        167
Dividend income....................    601          -        601
Deferred gains and other income....    345          -        345
Gain on real estate
  and mortgage loans...............  6,552          -      6,552
Gain on securities.................  4,314          -      4,314
                                   -------    -------    -------
                                    23,633     14,884     38,517
                                   -------    -------    -------
Expenses
Real estate owned
  Operating expense................  4,876      7,508 (a) 12,384
  Interest expense.................  2,230      3,065 (c)  5,295
  Depreciation and amortization....  1,331      1,922 (a)  3,253
  Minority interest................   (100)         -       (100)
Interest expense
  Notes payable to banks...........    156       (156) (e)     -
  Notes payable on wrap mortgages..    135          -        135
Management company expenses........    804          -        804
Other expenses.....................  2,299          -      2,299
                                   -------    -------    -------
                                    11,731     12,339     24,070
                                   -------    -------    -------
Income before taxes................ 11,902      2,545     14,447
Income tax provision...............     82          - (4)     82
                                   -------    -------    -------
Net income.........................$11,820    $ 2,545    $14,365
                                   =======    =======    =======
Net income per share...............$  4.24               $  3.66
                                   =======               =======
Weighted average shares
  outstanding......................  2,787                 3,927
                                   =======               =======

           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE NINE MONTHS ENDED 9/30/96
                           (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                             (In thousands, except per share data)
Revenues
Income from real estate
  properties...................... $13,559   $ 6,186 (b) $19,745
Management company income.........     537         -         537
Interest on mortgage loans........   1,435    (1,384)(f)      51
Equity in earnings:
  Real estate partnerships and
    corporate joint venture.......     121         -         121
Gain on securities................     304         -         304
Interest on investments...........     471         -         471
Deferred gains and other income...      91         -          91
Dividend income...................     118         -         118
Gain on real estate and mortgage
  loans...........................   5,863         -       5,863
                                   -------   -------     -------
                                    22,499     4,802      27,301
                                   -------   -------     -------
Expenses
Real estate owned:
  Operating expense...............   6,570     2,525 (b)   9,095
  Interest expense................   2,390     1,226 (d)   3,616
  Depreciation and amortization...   1,591       797 (b)   2,388
  Minority interest...............     (12)        -         (12)
Interest expense:
  Notes payable to banks..........      95       (95)(f)       -
  Notes payable on wrap mortgages.     340         -         340
Management company expenses.......     483         -         483
Other expenses....................   2,198         -       2,198
                                   -------   -------     -------
                                    13,655     4,453      18,108
                                   -------   -------     -------
Income before taxes...............   8,844       349       9,193
Income tax provision..............      23         - (4)      23
                                   -------   -------     -------
Net income........................ $ 8,821   $   349     $ 9,170
                                   =======   =======     =======
Net income per share.............. $  2.54               $  2.20
                                   =======               =======
Weighted average shares
  outstanding                        3,474                 4,169
                                   =======               =======

                       PARKWAY PROPERTIES, INC.
         Notes to Pro Forma Consolidated Financial Statements
                              (Unaudited)


1. On December 24, 1996, Parkway Properties, Inc. ("Parkway" or the "Company") sold the Virginia Beach mortgage loan to an unrelated party for $9,700,000. A portion of the proceeds from the sale were used to repay the underlying first mortgages on the buildings totaling $4,415,000.

2. On September 30, 1996, Parkway Carolina, Inc., a wholly-owned subsidiary of Parkway Properties, Inc. ("Parkway" or the "Company") purchased the BB&T Financial Center for $24,500,000 from an unrelated party. This building consists of approximately 239,000 net rentable square feet.

3. The pro forma adjustments to the Consolidated Balance Sheet as of September 30, 1996 include Parkway's sale of the Virginia Beach mortgage loan as if the transaction occurred on September 30, 1996. No pro forma adjustments were needed for the purchase of the BB&T Finanical Center due to the September 30th purchase date.

4. The pro forma adjustments to the Consolidated Statements of Income for the twelve months ended December 31, 1995 and the nine months ended September 30, 1996 include the September 30, 1996 purchase of the BB&T Financial Center, August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings, the July 9, 1996 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buldings, the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building and the December 19, 1995 purchase of the Waterstone Building. In addition, the adjustments include the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach
     mortgage   loan  and  the  placement  of  non-recourse  mortgage
     financing on certain recent property acquisitions. These pro forma adjustments are detailed below by property for the twelve months ended December 31, 1995 and nine months ended September 30, 1996.

     The effect on income and expenses from real estate properties due to the above purchases are as follows:

     (a) For the twelve months ended December 31, 1995:
                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     Mtel Centre'      $ 2,420,000    $ 1,442,000    $   177,000
     IBM Building          959,000        449,000        102,000
     Waterstone          1,183,000        499,000        181,000
     400 North Belt
       & Woodbranch      3,470,000      1,970,000        347,000
     Cherokee &
       Courthouse
       Road Bldgs.       1,848,000        841,000        249,000
     Falls Pointe &
       Roswell North     2,270,000        929,000        315,000
     BB&T Financial
       Center            3,999,000      1,378,000        551,000
                       -----------    -----------    -----------
                       $16,149,000    $ 7,508,000    $ 1,922,000
                       ===========    ===========    ===========

 (b) For the nine months ended September 30, 1996:
                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     400 North Belt
      & Woodbranch     $ 1,036,000    $   551,000    $   102,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000        480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000        439,000        158,000
     BB&T Financial
       Center            3,072,000      1,055,000        413,000
                       -----------    -----------    -----------
                       $ 6,186,000    $ 2,525,000    $   797,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     Pro forma interest expense on real estate owned reflects the non-recourse debt placed on the buildings at the actual amounts and rates by property as if placed January 1, 1995 is as follows:

     Property/Placement               Twelve Months  Nine Months
         Date/Rate           Debt      12/31/95 (c)  9/30/96 (d)
     ------------------  -----------  -------------  -----------
     Mtel Centre
       12/95 7.75%       $11,000,000   $   595,000   $        -

     IBM Building
       2/96 7.78%          4,800,000       370,000       41,000

     Waterstone
       6/96 8.00%          5,620,000       450,000      185,000

     400 North Belt &
       Woodbranch
       7/96 8.25%         10,000,000       825,000      382,000

     Falls Pointe &
       Roswell North
       12/96 8.375%        9,850,000       825,000      618,000

                                        ----------   ----------
                                        $3,065,000   $1,226,000
                                        ==========   ==========

     The January 1, 1995 pro forma effect of the sale of 157 mortgage loans on May 31, 1996 and the Virginia Beach mortgage loans on December 24, 1996 is as follows:

                                     Twelve Months    Nine Months
                                      12/31/95 (e)    9/30/96 (f)
                                     -------------    -----------
     Interest Income:
          Mortgage loans            $ (1,265,000)     (1,384,000)

5. No additional income tax expenses were provided because of the Company's net operating loss carryover.

6. All per share information for the twelve months ended December 31, 1995 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14,1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1995.


                        NOTE PURCHASE AGREEMENT

     THIS NOTE PURCHASE AGREEMENT (this "Agreement") is made and entered into by and between (i) Parkway Properties, Inc., a Maryland corporation ("Seller"), and (ii) Allied Capital Commercial
Corporation, a Maryland corporation ("BUYER").

     Seller proposes to sell and assign, and Buyer proposes to buy and assume, those certain debt instruments and loan documents owned by Seller as more fully set forth and defined on Exhibit A attached hereto (collectively referred to as the Mortgage Loans").

     NOW, THEREFORE, in consideration of the premises, of the mutual covenants of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally and equitably to be bound, hereby agree as set forth below

1. CLOSING. The consummation of the transaction contemplated by this Agreement shall take place on a date agreed upon by both parties, but no later than December 30, 1996 (the "Closing"). At Closing, Seller shall deliver to Buyer: (1) the original Series A Notes and the original Series B Note, as re-executed on or about the date hereof, together with a copy of the original Main Note, and an original of the versions re-executed by the Maker on October 21, 1996 and on or about the date hereof (all as defined on attached Exhibit A and collectively referred to as the "Notes"), all endorsed to Buyer, (2) the original (or copies, if such original is not ~ Seller's possession) Loan Documents evidencing the obligations transferred at such Closing, including without limitation the mortgages and related collateral documents (collectively with the Notes referred to as the "Loan Documents" and attached hereto as a part of Exhibit A), together with copies of all other documents in Seller's possession pertaining to the Notes being transferred and the Loan Documents (collectively, the "Loan Piles"). At Closing, Seller shall assign and Buyer shall assume all of Seller's rights and obligations under the Loan Documents, and all liens and security interests securing the Notes so transferred. Closing may be effected, as the parties hereto elect, pursuant to an Escrow Agreement in the form attached hereto as Exhibit B.

2. PURCHASE PRICE. At Closing, Buyer will pay Seller the sum of Nine Million Seven Hundred Thousand Dollars ($9,700,000.00) (the "Purchase Price").

3. POWER OF SALE AND ASSUMPTION. Upon payment in full of the Purchase Price, Seller shall assign to Buyer, its successors and assigns, all of the rights, powers (including the power of sale) and privileges conferred by the Notes, mortgages and other Loan Documents to the same extent as Seller is authorized and empowered to exercise the same. Further, at Closing, Buyer shall assume ~ full all of Seller's obligations, liabilities and responsibilities with respect to the Mortgage Loans and the Loan Documents. Buyer hereby agrees to indemnify, and hold Seller harmless and their respective agents and attorneys harmless from and against (i) any and all losses, claims, liabilities, damages, deficiencies, costs and expenses suffered or incurred by Seller resulting from: (a) a material breach by Buyer of any representation, warranty or covenant contained herein; and (b) Buyer's ownership, servicing or management of the Mortgage Loans; and
(ii) any and all actions, suits, proceedings, claims, complaints, demands, assessments, judgments, costs and expenses suffered or incurred by Seller, including reasonable attorneys' fees and disbursements incident to any such indemnified matter.

4. REPRESENTATIONS AND WARRANTIES. Seller makes the representations and warranties, as of the date of execution of this Agreement and as of Closing (which shall, in accordance with Section 80, survive for a one (1)-year period beginning on the date of Closing), as set forth below.

     (a) Authority. Seller is a corporation duly formed, organized, existing and in good standing under the laws of the State of Maryland. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement. The execution, delivery and performance by Seller of this Agreement and all transactions contemplated hereby have been duly authorized.

     (b) Non-Contravention. Neither the execution and delivery of this Agreement nor the consummation of ~e transactions contemplated hereby will (i) conflict with or constitute a breach of, or constitute a default under or any event which, with or without notice or lapse of time or both, would be a breach of or default under Seller's Articles of Incorporation, Bylaws or any other governing documents, (ii) constitute a violation of any law, regulation, judgment, order or decree applicable to Seller, or (iii) require any consent, approval, authorization, order, license or permit from any person

     (c) Sole Owner. The Seller is the sole owner of the Mortgage
Loans.

     (d) Right to Sell. Except as to the consents required pursuant to the Series A. and B Notes (which consents have been duly obtained and are attached hereto as a part of the Notes included no Exhibit A hereto), the Seller has full right and authority to sell, assign and transfer the Mortgage Loans, and such assignment shall be a legal, valid and binding assignment of the Mortgage Loans to the Buyer.

     (e) Not Cross-Collateralized; Whole Loans. The Mortgage Loans are not cross-collateralized with any other indebtedness which is not subject to this Agreement, and the Mortgage Loans are whole loans and are not participations or other partial interests. To Seller's Actual Knowledge, there are no retained claims, residual interests or other ownership rights relating to the Mortgage Loans which Seller is not duly assigning to Buyer hereby.

     (f) Servicing and Collection. The servicing and collection practices used by Seller (and its subsidiaries and affiliates) in connection with the Mortgage Loans have been in compliance with applicable state or federal laws, rules and regulations pertaining to their business in all material respects. Buyer acknowledges that Seller did not originate the Mortgage Loans and have only serviced the Mortgage Loans since April 27, 1g95.

     (g) Good Title. The Seller is transferring the Mortgage Loans to Buyer free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans

     (h) No Additional Advance. There is no requirement for any advances under the Mortgage Loans from and after Closing.

     (i) Valid Loans. Except as set forth in the Loan Documents or the Loan File, to Seller's Actual Knowledge no facts currently exist which would impair the validity or the enforceability of the Mortgage Loans by Buyer, except as such enforcement may be limited in the future by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Seller (and its subsidiaries and affiliates) has received no notice of any actual or alleged offset, defense, counterclaim or right to rescission with respect to the Notes or other Loan Documents.

     (j) Escrows. All taxes and governmental assessments that prior to Closing became due and owing in respect of, and affect, the related mortgage properties have been paid, or an escrow of funds in an amount sufficient to to cover such payments has been established by Seller (or its subsidiaries or affiliates), and the same shall be assigned to Buyer at closing. Except as set forth on Exhibit C relating to those certain reserves for capital expenditures, insurance and taxes escrowed by Seller in the amounts set forth on Exhibit C and to be delivered by Seller to Buyer at Closing, Seller (or its subsidiaries or affiliates) holds no escrow deposits or similar accounts with respect to any of the property or assets of the Loan Documents.

     (k) Note Modifications, etc. Except as set forth in the Loan Files, the terms of the Notes and related Loan Documents have not been modified, waived, altered, satisfied, canceled or subordinated in any respect by Seller (or its subsidiaries or affiliates) or rescinded by Seller (or its subsidiaries or affiliates), nor has the maker of the Notes been released from its obligations thereunder by Seller (or its subsidiaries or affiliates), in whole or in any part, nor has any instrument nent been executed by Seller (or its subsidiaries or affiliates) that would effect any such cancellation, subordination, rescission or release.

     (1) Pay History. Since Seller (and its subsidiaries and affiliates) has serviced the Mortgage Loans, and except as described in Exhibit D hereto, all payments of principal and interest due and owing under the Mortgage Loans have been timely paid, and the Seller has delivered to the Buyer a complete account statement and history of the Mortgage Loans. as set forth as Exhibit D.

     (m) Valid Collateral Interests. To Seller's Actual Knowledge, the mortgages securing the Notes (including any related security agreement included therewith) are valid and enforceable liens on the related mortgaged properties, which mortgaged properties are free and clear of all encumbrances and liens having priority over the lien of such Mortgage Loans, except as set forth in that certain title policy issued by Lawyers Title Insurance Corporation and attached hereto as Exhibit F.

     (n) No Condemnation. Seller (and its subsidiaries and affiliates) has received no notice that there is any proceeding pending for the total or partial condemnation of the mortgaged properties securing the Mortgage Loans.

     (o) Mortgage Modifications, etc. Except as set forth in the Loan Documents and Loan Files, the collateral interests securing the Notes, including without limitation the related mortgages and BCC security interests, have not been modified, waived, altered, satisfied, canceled or subordinated in any respect by Seller (or its subsidiaries or affiliates) or rescinded by Seller (or its subsidiaries or affiliates), and the related properties have not been released from the lien or other subsidiaries of, nor has the borrower thereof been released from its obligations under, the mortgages and security interests by Seller (or its subsidiaries or affiliates), in whole or in any part, in a manner which materially interferes with the benefits of the security intended to be provided by the related mortgages or security interests or the use, enjoyment, value or marketability of the related properties for the purposes specified in the mortgage and other security documents, nor has any instrument been executed by Seller (or its subsidiaries or affiliates) that would effect any such cancellation, subordination, rescission or release.

     (p) Balance. As of even date herewith, the principal balance, accrued interest and any late fees or collection costs due and owing under the Mortgage Loans, are as set out in Exhibit C attached hereto.

5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes the representations and warranties, as of the date of execution of this Agreement and as of Closing, as set forth below.

     (a) Authority. Buyer is a corporation duly formed, organized, existing and in good standing under the laws of the State of Maryland. Buyer has full legal right, power and authority to execute and fully perform its obligations under this Agreement. The execution, delivery and performance by Buyer of this Agreement and all transactions contemplated hereby have been duly authorized.

     (b) Non-Contravention. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (I) conflict with or constitute a breach of, or constitute a default under or any event which, with or without notice or lapse of time or both, would be a breach of or default under Buyer's Articles of Incorporation, Bylaws or any other governing documents, (ii) constitute a violation of any law, regulation, judgment. order or decree applicable to Buyer, or (iii) require any consent, approval, authorization, order, license or permit from any person.

     (c) Independent Investigation. Buyer has made an independent investigation, to the extent Buyer deems necessary or appropriate, concerning the Mortgage Loans, including an investigation of the related Loan Documents and the physical condition of the collateral related thereto. By closing this transaction, Buyer acknowledges that they have completed such investigations to their satisfaction. However, it is understood and agreed that this provision shall in no way be deemed to limit Buyer's reliance on, or the accuracy of, Seller's representations and warranties set forth in this Agreement, which it is acknowledged are a material inducement to Buyer entering into this Agreement.

     (d) ACKNOWLEDGMENT. BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE MORTGAGE LOANS, THE RELATED LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION, THE TITLE INSURANCE POLICY, AND THE COLLATERAL TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE MORTGAGE LOANS. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE BUYER OF LOANS AND THAT, EXCEPT AS SET FORTH IN SECTION 4, IT IS RELYING ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS, AND THAT BUYER HAS CONDUCTED OR WILL CONDUCT COMPREHENSIVE INSPECTIONS AND INVESTIGATIONS OF THE MORTGAGE LOANS, LOAN DOCUMENTS AND, IF IT DEEMS NECESSARY, THE COLLATERAL. EXCEPT FOR SELLER'S REPRESENTATIONS EXPRESSLY SET FORTH HEREIN, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS ACQUIRING THE MORTGAGE LOANS ON AN "AS IS, WHERE IS, WITH ALL FAULTS BASIS," WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, STATUTORY OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY WITH RESPECT TO THE VALUE OF ANY COLLATERAL SECURING ANY MORTGAGE LOAN, THE CREDIT WORTHINESS OF ANY MORTGAGE, THE VALIDITY OR PRIORITY OF ANY SECURITY INTEREST WITH RESPECT TO ANY COLLATERAL AND THE ENFORCEABILITY OF ANY LOAN DOCUMENTS, AND SELLER DOES HEREBY DISCLAIM AND RENOUNCE ALL SUCH REPRESENTATIONS OR WARRANTIES, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT.

6. RECORDING PROCEDURES, ETC. After Closing, Seller shall take such further action and execute and deliver such further instruments as Buyer, or its agents and nominees, shall reasonably request, within five (5) days of such request, to consummate the transactions contemplated by this Agreement, including but not limited to executing any such instruments as are necessary to further evidence or perfect Buyer's interest ~ the Mortgage Loans, :he Loan Documents, or any collateral related thereto. Buyer understands that the Mortgage Loans are sold "servicing released" so that the Seller will retain no obligation to collect payments from the debtor under the Mortgage Loans. Seller agrees to comply with reasonable requests made by Buyer after the sale in regard to matters pertaining to the Mortgage Loan being sold "servicing released. n Any payment received by Seller after Closing, which are for the period after Closing, will be forwarded by Sellers to Buyer,

7. COSTS; ATTORNEYS' FEES. Buyer shall be solely responsible for all costs of transfer (including endorsements to the title insurance policies, title and UCC searches, recording fees, any other transfer tax, documentary stamp or similar tax or fee) which becomes payable solely by reason of the transfer of the Mortgage Loans from Seller to Buyer. Seller shall be responsible for all other such costs of transfer as they relate to Seller delivering the Mortgage Loans to Buyer in accordance with the representations and warranties set forth in this Agreement. Additionally, Seller shall be responsible for the full payment and satisfaction prior to Closing of those certain wrapped deeds of trust and any other senior claims to Buyer's interests in the underlying collateral, which undertaking it is understood shall be a condition of Buyer's obligation to close hereunder. Each party shall bear its own expenses of Closing. Buyer and Seller specifically acknowledge that if any litigation arises between the parties in respect of this Agreement, however, the prevailing party shall be entitled to recover costs thereof, including reasonable attorneys' fees.

8. MISCELLANEOUS.

     (a) Brokers Except for the separate agreement between Seller and Dan Friedman of Enterprise, the parties represent to each other that neither of them nor their representatives has incurred any liability for any broker's, finder's or similar fee in connection with this Agreement and the transactions contemplated hereby and agree to indemnify and hold the other harmless with respect to any claims by brokers through such party. Seller shall pay the fees of Dan Friedman, and Seller hereby releases and indemnifies Buyer, its directors, officers, employees and agents from any and all liability arising from a breach of such undertaking.

     (b) Officers. The respective officers who execute this Agreement, and any certificate or other document required under this Agreement, are executing this Agreement and such certificate or other document in their respective capacities as officers of such entity and not individually.

     (c) Notices. Any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be delivered or sent by certified mail, return receipt requested in a prepaid envelope, by overnight mail or courier, or by facsimile transmission, to the addresses set forth below or such other addresses as such party shall hereafter specify in accordance with this Section:

     If to Buyer:      Allied Capital Commercial Corporation
                       1666 K Street, N.W.
                       Washington, D.C. 20006
                       Attention: Robert J. Corry, Senior Vice President

     With a copy to:   Andrews &: Kurth L.L.P.
                       1701 Pennsylvania Avenue, N.W., Suite 200
                       Washington, D.C. 20006
                       Attention: Thomas R. Salley, Esquire

     If to Seller:     Parkway Properties, Inc.
                       One Jackson Place, Suite 300
                       Jackson, MS 39201
                       Attention: David R. Fowler, Vice President

     With a copy to:   Forman, Perry, Watkins & Krutz
                       A Professional Limited Liability Company
                       188 E. Capitol Street, Suite 1200
                       Jackson, MS 39201
                       Attention: Tim Gray, Esquire

     Such notice or other communication shall be deemed to have been given (i) when delivered, if sent by certified mail or delivered personally or by facsimile transmission, or (ii) on the second following business day if sent by overnight mail or overnight courier.

     (b) Choice of Law and Venue. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the Commonwealth of Virginia, the situs of the property securing the Mortgage Loans, without regard to principles of conflicts of laws. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the Commonwealth of Virginia. Buyer and Seller waive any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

     (c) Waiver. Waiver of any term, provision or condition of this Agreement must be in writing signed by the party making such waiver to be enforceable against such party and shall be limited to the particular matter so waived and specified in such waiver, and such waiver shall not be deemed to constitute a waiver of any other term, provision or condition, nor shall such waiver be deemed Q waiver of a subsequent breach of the same, provision or condition. Failure or delay by any party to require strict performance of any term, provision or condition of this Agreement will not impair such party's right to require full performance thereof at any other tune.

     (d) Binding Effect; Severability; Captions. This Agreement is binding and inures to the benefit of the parties hereto, and their respective successors and assigns. Any provision of this Agreement that may be unenforceable in a particular jurisdiction as to any particular state of facts shall be, as applied in such jurisdiction and to such facts, ineffective only to the extent of such unenforceability and without invalidating the remaining provisions hereof in such or any other jurisdiction. The captions herein shall not be construed as part of the text hereof.

     (e) Entire Agreement; Amendments. This Agreement, including any attachments, exhibits and schedules referred to herein and attached, constitutes the entire agreement between ~e parties pertaining to the subject matter hereof and supersedes any and all prior agreements, representations and understandings of the parties, written or oral. The terms of this Agreement shall not be modified or amended except by subsequent written agreement of the parties.

     (f) WAIVER OF JURY TTRIAL/SERVICE OF PROCESS. BUYER AND SELLER EACH HEREBY WAIVE TRIAL BY JURY AND ANY RIGHT THERETO, AND FURTHER AGREE THAT SERVICE OF PROCESS MAY BE DULY EFFECTED UPON THEM BY SERVICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE AND CERTIFIED MAIL, RETURN RECEIPT REQUESTED, CHARGES PREPAID, TO THE ADDRESSES SET FORTH ABOVE.

     (g) Assignments; Binding Effect. This Agreement shall not be assigned by either party without the express written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the respective successors end permitted assigns of ~e parties.

     (h) Survival. Each of the representations, warranties, covenants and all other provisions contained in this Agreement or in any document given or furnished under or in connection with this Agreement shall survive the Closing for a period of one (1) year, and any action attempting to enforce this Agreement shall be commenced within such one
(1)-year period or forever barred. Thereafter, all of the representations and warranties made in this Agreement shall be deemed null, void and without any further force or effect.

     (i) Limitation on Liability. Notwithstanding anything contained herein to the contrary, Buyer acknowledges and agrees that no trustee, holder of any beneficial interests, officer or employee of Seller nor any affiliate of Seller shall have any personal liability, directly or indirectly, under this Agreement, or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Buyer shall have recourse hereunder only against Seller's assets. Each document to be executed by Seller at Closing shall contain a similar exculpation.

     (j) Actual Knowledge. Reference to Seller's Actual Knowledge shall mean the actual subjective awareness of any employee employed since April 27, 1995 or of any officer of: Seller, any subsidiary of Seller, or any affiliate of Seller. References to Seller having notice of any particular fact shall mean actual notice to any employee employed since April 27, 1995 or to any officer of: Seller, any subsidiary of Seller, or any affiliate of Seller. Reference to Buyer's Actual Knowledge shall mean the actual subjective awareness of any employee employed since April 27, 1995 or of any officer of Buyer. References to Buyer having notice of any particular fact shall mean actual notice to any employee employed since July 1, 1996 or to any officer of Buyer.

     (k) Knowledge as a Defense. Seller shall have no liability with respect to a breach of the covenants, representations and warranties of Seller set forth in this Agreement or any documents delivered hereto to the extent that Purchaser proceeds with the Closing of the transaction contemplated with Actual Knowledge of such breach.

     (1) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF the undersigned have caused this Agreement to be executed as of December 24, 1996.

                              PARKWAY PROPERTIES, INC.

                              By:

                              Name:

                              Title:

 Witness:                     By:

                              Name:

                              Title:

                              ALLIED CAPITAL COMMERCIAL
                                  CORPORATION

Attest:                       By:

     , (Assistant) Secretary


                           List of Exhibits


     A.  List of Mortgage Loans and Loan Documents

     B.  Form of Escrow Agreement

     C.  Statement of Principal Balance, Accrued Interest,
         Escrowed Amounts, Late Fees, etc.

     D.  Pay History

     E.  Title Insurance Policies and Endorsements